EXHIBIT 99.1
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                                  PRESS RELEASE
                             (For Immediate Release)
                                  May 21, 2003

            PREMIERWEST BANCORP FILES APPLICATION FOR NASDAQ LISTING

MEDFORD, OR - PremierWest Bancorp (OTC BB: PRWT), announced today that it has filed an application for listing on the Nasdaq SmallCap Market. Shares of PremierWest Bancorp's Common Stock currently trade on the OTC Bulletin Board under the ticker symbol "PRWT" and will continue to trade on the OTC Bulletin Board until the NASDAQ listing becomes effective. "We believe that listing on the NASDAQ is the next logical step in our Company's evolution. It will not only increase PremierWest Bancorp's visibility in the financial community, but it will also provide shareholders with a more efficient and liquid market to trade our shares and provide a broader potential investor base" said John Anhorn, President and Chief Executive Officer of PremierWest Bancorp.

PremierWest Bancorp also announced today that its wholly-owned subsidiary, PremierWest Bank, was recently awarded a 4-Star Recommended rating of "Excellent" for financial strength from Bauer Financial, Inc. Bauer Financial, Inc., of Coral Gables, Florida is a leading independent bank research firm. The receipt of the 4-Star rating marks the 28th consecutive time that PremierWest Bank has achieved a Recommended rating from BauerFinancial, Inc.

PremierWest Bancorp is the parent company of PremierWest Bank which offers full service banking through 25 branch offices located in Jackson, Josephine and Douglas counties of Oregon; and Siskiyou and Shasta counties in California. PremierWest Bank's Mortgage Division operates through offices in Roseburg, Klamath Falls, Grants Pass, and Medford, Oregon and Yreka and Redding, California. PremierWest Investment Services, a subsidiary of PremierWest Bank, provides investment services in Medford, Grants Pass and Roseburg, Oregon and Yreka, California. Premier Finance Company, a subsidiary of PremierWest Bank has offices located in Medford, Klamath Falls and Portland, Oregon.

This report contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those reflected in these statements. The forward-looking statements are made pursuant to the safe harbor provisions of Section 21D of the Securities Exchange Act of 1934, as amended. Those forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by the use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements, and you should recognize that those statements are effective only as of the date of this release. You should anticipate that our actual performance may vary from those projections, and variations may be material and adverse. You should not rely solely on forward looking statements in evaluating an investment or prospective investment, and you should consider all uncertainties and risks discussed in the filings of PremierWest Bancorp with the Securities and Exchange Commission (SEC). Other risks that may cause our results to differ materially and adversely from management's expectations discussed here are general economic conditions in our market area and broader economic changes regionally and nationally, as well as the effect of bank regulatory changes. PremierWest undertakes no obligation to update any forward-looking statements contained herein.

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           Contact:

           PremierWest Bancorp

John Anhorn                         Richard Hieb
President                           Executive Vice President
& Chief Executive Officer           & Chief Operating Officer
(541) 618-6020                      (541) 618-6020
JohnA@PremierWestBank.com           RichH@PremierWestBank.com

Tom Anderson
Senior Vice President
& Chief Financial Officer
(541) 618-6020
Tom.Anderson@PremierWestBank.com